SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 29, 2008

Lehman Brothers Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 526-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.		Financial Statements and Exhibits

	(d)	Exhibits

The following Exhibit is incorporated by reference into Registration Statement on Form S-3 No. 333-134553 as an exhibit thereto and is filed as part of this Report.

4.01	Form of senior debt security—medium-term note (100% Principal Protection Absolute Return Barrier Notes Linked to the Russell 2000® Index)

4.02	Form of senior debt security—medium-term note (100% Principal Protected Absolute Return Barrier Notes with Contingent Highwater Mark Absolute Return Linked to the S&P 500® Index)

4.03	Form of senior debt security—medium-term note (Buffered Return Enhanced Notes Linked to the Financial Select Sector SPDR® Fund)

4.04	Form of senior debt security—medium-term note (Return Optimization Securities with Partial Protection Linked to the S&P 500® Index)

4.05	Form of senior debt security—medium-term note (Return Optimization Securities with Partial Protection Linked to the MSCI EM (Emerging Markets) Index)

4.06	Form of senior debt security—medium-term note (Relative Performance Securities Linked to the Relative Performance of the Consumer Staples Select Sector SPDR® Fund vs. the Consumer Discretionary Select Sector SPDR® Fund)

4.07	Form of senior debt security—medium-term note (Emerging Economies 100% Principal Protected Notes Linked to a Basket Consisting of a Foreign Equity Component and a Currency Component)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

By:	/s/ James J. Killerlane III
James J. Killerlane III
Vice President

Date: March 4, 2008

EXHIBIT INDEX

Exhibit No.	Exhibits
4.01	Form of senior debt security—medium-term note (100% Principal Protection Absolute Return Barrier Notes Linked to the Russell 2000® Index)

4.02	Form of senior debt security—medium-term note (100% Principal Protected Absolute Return Barrier Notes with Contingent Highwater Mark Absolute Return Linked to the S&P 500® Index)

4.03	Form of senior debt security—medium-term note (Buffered Return Enhanced Notes Linked to the Financial Select Sector SPDR® Fund)

4.04	Form of senior debt security—medium-term note (Return Optimization Securities with Partial Protection Linked to the S&P 500® Index)

4.05	Form of senior debt security—medium-term note (Return Optimization Securities with Partial Protection Linked to the MSCI EM (Emerging Markets) Index)

4.06	Form of senior debt security—medium-term note (Relative Performance Securities Linked to the Relative Performance of the Consumer Staples Select Sector SPDR® Fund vs. the Consumer Discretionary Select Sector SPDR® Fund)

4.07	Form of senior debt security—medium-term note (Emerging Economies 100% Principal Protected Notes Linked to a Basket Consisting of a Foreign Equity Component and a Currency Component)